United States

Securities and Exchange Commission

Washington, D. C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2011

Kansas City Life Insurance Company

(Exact Name of Registrant as Specified in Charter)

Missouri	2-40764	44-0308260
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3520 Broadway Kansas City, Missouri		64111-2565
(Address of Principal Executive Offices)		(Zip Code)

Telephone Number: (816) 753-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 24, 2011, Daryl D. Jensen, a member of the Kansas City Life Insurance Company (the “Company”) Board of Directors, notified the Company of his decision to not stand for reelection and retire from the Board effective as of the date of the Company’s Annual Shareholders Meeting to be held on April 21, 2011. Mr. Jensen is an independent director who serves on the Audit Committee and is Chair of the Compensation Committee. Mr. Jensen served as President of Sunset Life Insurance Company of America, a subsidiary of the Company, from 1973 until 1999, and has served on the Board since 1978. The Company expresses its gratitude for the significant contributions Mr. Jensen has made to the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KANSAS CITY LIFE INSURANCE COMPANY
(Registrant)

Date: January 26, 2011	By:	/s/ A. Craig Mason, Jr.
A. Craig Mason Jr.
Vice President, General Counsel and Secretary

3